Exhibit 99.1

Digital Ally’s New Healthcare Business Unit Announces Its First Acquisition

Acquisition expected to generate approximately $1.0 million in annual revenues

LENEXA, KANSAS, July 7, 2021 — Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”) announces that its new healthcare business unit, Digital Ally Healthcare (“Digital Healthcare”), has acquired a medical billing company located in the Mid-West with annual revenues of approximately $1.0 million. This closely-held company has a long track record and provides revenue cycle management services (RCM) for over 40 physician clients in diverse specialties, including orthopedics, pediatrics, internal medicine and cardiology. Digital Healthcare made the acquisition through its joint venture with Nobility, LLC, an eight-year old RCM company servicing the medical industry.

The purchase price was $1,200,000 with approximately 70% paid in cash at the closing and the balance through an earn-out promissory note bearing interest at 3% payable over 30 months. The earnout note is subject to adjustment based on future revenues and client retention of the acquired company. This acquisition is one of two target acquisitions previously announced by Digital Healthcare and commences the operations of the recently formed joint venture. The second target acquisition is under a letter of intent and due diligence is progressing.

“We are excited with our first acquisition. As we indicated in June we have capitalized our healthcare venture with $13.5 million to make strategic acquisitions of privately held RCM companies that will provide recurring revenues and consistent profits. The first acquisition is a seasoned company with a stable, diverse client portfolio and successful track record. Consistent with our business plan, we will implement cost reductions and economies of scale to expand profit margins after completion of the RCM company’s integration into our healthcare venture,” stated Stan Ross, CEO of Digital Ally.

“As indicated in our earlier press release announcing the formation of Digital Healthcare, this is a further expansion into the healthcare market alongside our Shield Health Protection Products line. Digital Healthcare is implementing a roll up strategy by targeting the acquisition of accretive privately owned RCM companies. Through our joint venture, we plan to provide superior RCM services for maximum client retention after completion of the acquisitions while we implement appropriate cost reductions to increase profit margins,” Ross continued.

About Digital Ally

Digital Ally® specializes in the design and manufacturing of the highest quality video recording equipment and video analytic software. Digital Ally pushes the boundaries of technology in industries such as law enforcement, emergency management, fleet safety and event security. Digital Ally’s complete product solutions include vehicle and body cameras, flexible software storage, automatic recording technology and various critical safety products. In addition, Digital Ally launched the Shield Health Protection Products line including Shield Cleansers, a highly effective, yet safe, disinfectant and sanitizer for use against SARS-CoV-2, a non-contact thermometer/controlled-entry device, an electrostatic sprayer for fast and efficient disinfecting of large areas, and a variety of personal protective equipment including face masks, gloves and sanitizer wipes. Its newly formed Digital Healthcare subsidiary was established to capitalize on various opportunities in the health care segment that create synergies with the rest of the Digital Ally enterprise.  Digital Healthcare’s initial entry into this segment is a revenue cycle management company servicing the medical industry.

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Media Contacts:	Stanton Ross, CEO
Tom Heckman, CFO
Digital Ally, Inc.
913-814-7774
info@digitalallyinc.com

This Press Release (the “Release”) of Digital Ally, Inc. (the “Company”, “we”, “us”, or “our”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “should,” “could,” “will,” “plan,” “future,” “continue,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These forward-looking statements are based largely on our expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond our control. Therefore, actual results could differ materially from the forward-looking statements contained in this document, and readers are cautioned not to place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A wide variety of factors could cause or contribute to such differences and could adversely impact revenues, profitability, cash flows and capital needs. There can be no assurance that the forward-looking statements contained in this document will, in fact, transpire or prove to be accurate.

Factors that could cause or contribute to our actual results differing materially from those discussed herein or for our stock price to be adversely affected include, but are not limited to: (1) our losses in recent years, including during fiscal 2020 and 2019; (2) economic and other risks for our business from the effects of the COVID-19 pandemic, including the impacts on our law-enforcement and commercial customers, suppliers and employees and on our ability to raise capital as required; (3) our ability to increase revenues, increase our margins and return to consistent profitability in the current economic and competitive environment; (4) our operation in developing new markets and uncertainty as to market acceptance of our technology, new products and our ability to grow the Digital Ally Healthcare subsidiary and effect profitable and well-diligenced RCM acquisitions; (5) the availability of funding from federal, state and local governments to facilitate the budgets of law enforcement agencies, including the timing, amount and restrictions on such funding; (6) our ability to deliver our new product offerings as scheduled in 2020, such as the Shield™ disinfectant/sanitizers products and ThermoVU™ temperature screening systems, whether such new products perform as planned or advertised and whether they will help increase our revenues; (7) whether we will be able to increase the sales, domestically and internationally, for our products in the future; (8) our ability to maintain or expand our share of the market for our products in the domestic and international markets in which we compete, including increasing our international revenues; (9) our ability to produce our products in a cost-effective manner; (10) competition from larger, more established companies with far greater economic and human resources; (11) our ability to attract and retain quality employees; (12) risks related to dealing with governmental entities as customers; (13) our expenditure of significant resources in anticipation of sales due to our lengthy sales cycle and the potential to receive no revenue in return; (14) characterization of our market by new products and rapid technological change; (15) our dependence on sales of our EVO-HD, DVM-800, FirstVu HD and DVM-250 products; (16) that stockholders may lose all or part of their investment if we are unable to compete in our markets and return to profitability; (17) defects in our products that could impair our ability to sell our products or could result in litigation and other significant costs; (18) our dependence on key personnel; (19) our reliance on third-party distributors and sales representatives for part of our marketing capability; (20) our dependence on a few manufacturers and suppliers for components of our products and our dependence on domestic and foreign manufacturers for certain of our products; (21) our ability to protect technology through patents and to protect our proprietary technology and information, such as trade secrets, through other similar means; (22) our ability to generate more recurring cloud and service revenues; (23) risks related to our license arrangements; (24) our revenues and operating results may fluctuate unexpectedly from quarter to quarter; (25) sufficient voting power by coalitions of a few of our larger stockholders, including directors and officers, to make corporate governance decisions that could have a significant effect on us and the other stockholders; (26) the sale of substantial amounts of our common stock, par value $0.001 per share (the “Common Stock”), that may have a depressive effect on the market price of the outstanding shares of our Common Stock; (27) the possible issuance of Common Stock subject to options and warrants that may dilute the interest of stockholders; (28) our nonpayment of dividends and lack of plans to pay dividends in the future; (29) future sale of a substantial number of shares of our Common Stock that could depress the trading price of our Common Stock, lower our value and make it more difficult for us to raise capital; (30) our additional securities available for issuance, which, if issued, could adversely affect the rights of the holders of our Common Stock; (31) the likely high volatility of our stock price due to a number of factors, including a relatively limited public float; (32) whether such technology will have a significant impact on our revenues in the long-term; and (33) indemnification of our officers and directors.